UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 27, 2024
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on February 28, 2024, Boxlight Corporation, a Nevada corporation (the “Company”), received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon the closing bid price of the Company’s Class A Common Stock for the previous 30 consecutive business days, the Company no longer met the requirements of Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until August 26, 2024, to regain compliance with the Bid Price Rule.

On August 27, 2024, Nasdaq advised the Company in writing that, while the Company had not regained compliance with the Bid Price Rule, the Company had been granted an additional 180 calendar day extension, or until February 24, 2025, to regain compliance with the Bid Price Rule. Nasdaq’s determination was based on the Company having met the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the Bid Price Rule, and on the Company’s written notice to Nasdaq of its intention to cure the deficiency during the extended compliance period by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Bid Price Rule by the end of the extended compliance period, the Staff will provide written notification to the Company that its Class A Common Stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a hearings panel. There can be no assurance that the Company will regain compliance with the Bid Price Rule or that the Company will otherwise maintain compliance with any of the other listing requirements for The Nasdaq Capital Market.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION
(Registrant)
Dated:	August 28, 2024
By: /s/ Dale Strang
Dale Strang
Chief Executive Officer